UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22154

Columbia ETF Trust
(Exact name of registrant as specified in charter)

225 Franklin Street Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2016

COLUMBIA ETF TRUST

Columbia Core Bond ETF

Columbia Intermediate Municipal Bond ETF

PRESIDENT'S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom's vote to exit the European Union (Brexit), speculation around the Federal Reserve's decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what's important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can't control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen
President, Columbia ETF Trust

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus, which contains this and other important information about an ETF, visit columbiathreadneedleetf.com. The prospectus should be read carefully before investing.

The Columbia ETF Trust is managed by Columbia Management Investment Advisers, LLC and is distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC or its parent company, Ameriprise Financial, Inc.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA ETF TRUST

TABLE OF CONTENTS

Columbia Core Bond ETF

Performance Overview	2
Management Discussion of Fund Performance	4

Columbia Intermediate Municipal Bond ETF

Performance Overview	7
Management Discussion of Fund Performance	9
Understanding Your Fund's Expenses	12
Frequency Distribution of Premiums and Discounts	13
Portfolio of Investments	14
Statement of Assets and Liabilities	25
Statement of Operations	26
Statement of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	37
Federal Income Tax Information	38
Trustees and Officers	39
Approval of Investment Management Services Agreement	45
Important Information About This Report	48

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

ALPS Distributors, Inc. is not affiliated with Columbia Management Investment Advisers, LLC.

Fund Custodian

The Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 10286

Fund Transfer Agent

The Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 10286

The Bank of New York Mellon Corp. is not affiliated with Columbia Management Investment Advisers, LLC.

For more information about any of the Columbia ETFs, please visit columbiathreadneedleetf.com or call 888.800.4347.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia ETF are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia ETF. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA ETF TRUST

PERFORMANCE OVERVIEW

Columbia Core Bond ETF

Performance Summary

■  Columbia Core Bond ETF (the Fund) returned 4.84% at net asset value and 4.28% at market price for the 12-month period that ended October 31, 2016.

■  During the same time period, the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.37%.

■  The Fund's performance was aided by its holdings of inflation-linked securities, as well as a modest overweight allocation to lower rated areas of the investment-grade corporate bond segment.

Average Annual Total Returns (%) (for period ended October 31, 2016)

	Inception	1 Year	5 Years	Life
Market Price	01/29/10	4.28	2.36	3.95
Net Asset Value	01/29/10	4.84	2.77	3.93
Bloomberg Barclays U.S. Aggregate Bond Index		4.37	2.90	3.91

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia Management Investment Advisers, LLC (Columbia Management) took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the New York Stock Exchange (NYSE) and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Effective 7/1/2016, the Fund changed the methodology by which it calculates the Market Price Total Returns as it relates to reinvestment of ETF dividends from the closing ETF market price (4pm bid/offer mid-point) on dividend payment date to the ETF's closing market price on ex-dividend date. This change is being made to align the calculation methodology of the ETFs' Market Price Total Return with that of their Net Asset Value Total Return. This change in methodology is being made on a going forward basis and previously reported Market Price Total Return will not be restated to reflect this change.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA ETF TRUST

PERFORMANCE OVERVIEW (continued)

Columbia Core Bond ETF

Performance of a Hypothetical $10,000 Investment (January 29, 2010 – October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Core Bond ETF

Portfolio Management

Orhan Imer, Ph.D., CFA

Quality Breakdown (%) (at October 31, 2016)
AAA rating	67.3
AA rating	2.9
A rating	9.3
BBB rating	16.9
BB rating	1.5
B rating	2.1
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one agency, that rating is used. When a bond is not rated by any agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For information on the rating methodology of each agency, please go to: www.moodys.com, www.fitchratings.com or www.standardpoors.com/home/en/us

The Fund returned 4.84% at net asset value and 4.28% at market price for the 12-month period that ended October 31, 2016. By comparison, the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.37% for the same period. Holdings of inflation-linked securities and a modest overweight allocation to lower rated areas of the investment-grade corporate bond segment added to relative performance, while an underweight stance with respect to duration and corresponding interest rate sensitivity detracted versus the benchmark.

Market Sentiment Rebounded after January Flight to Safety

As the period opened, a consensus had emerged that the December 2015 meeting of the U.S. Federal Reserve (Fed) would see the launch of a rate hiking cycle. This view was supported in part by signs of a long-awaited pick-up in U.S. wage growth, viewed by many as the last obstacle to the Fed's beginning to normalize policy. As such, the ultimate 25 basis point increase in the fed funds target rate — the first such hike in nine years — was largely viewed as confirmation of a mending U.S. economy and created little stir, as markets believed that future Fed moves would be data-dependent and incremental.

However, the New Year opened on a less sanguine note, as risk assets plunged on a flaring up of concerns around China's slowing growth rate and another downward leg in commodity prices. Default fears spiked with respect to distressed sectors including energy and metals and mining, while U.S. Treasury rates reached historic lows on a global flight-to-safety trade.

Credit sentiment continued to waver into February, but would begin to rebound as the month progressed, largely on the back of support from leading central banks globally. In this vein, the Fed signaled that it was prepared to extend the timetable for further rate hikes while the European Central Bank and Bank of Japan implemented unprecedented measures designed to stimulate growth. In addition, an improved outlook for fiscal stimulus on the part of the Chinese government and a rebound in oil prices off their January 2016 lows helped boost sentiment. The result was a rally in credit sectors over the last several months of the period, interrupted only briefly by a dip in risk assets around the late-June U.K. vote to leave the European Union.

Against this backdrop, the U.S. Treasury yield curve flattened over the 12-month period ended October 31, 2016, as rates rose on shorter maturities while experiencing declines farther out along the curve. Credit spreads (the incremental yield provided by corporate bonds versus Treasuries) narrowed notably over the same period.

Contributors and Detractors

The Fund's positioning with respect to investment-grade corporate bonds was a positive contributor to performance relative to the benchmark. In this vein, we were modestly overweight lower rated areas within the investment-grade corporate market, allowing the Fund to benefit in the environment of spread tightening that prevailed from mid-February 2016

Annual Report 2016

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Core Bond ETF

onward. In particular, holdings within both the energy and metals and mining segments benefited from the strengthening demand outlook for commodities. Performance was also aided by exposure to so-called "crossover" bonds which straddle the line between the investment-grade and high-yield bond markets.

Another leading contributor to the Fund's performance relative to the benchmark was an out-of-benchmark position in U.S. TIPS (Treasury Inflation Protected Securities). For some time, we have anticipated that TIPS would benefit from rising inflation expectations given the overall strengthening trend of the U.S. economy. As oil prices and inflation sentiment rebounded over the last several months of the period, this allocation outperformed nominal U.S. Treasuries.

Also on the positive side, the Fund was positioned for the yield curve to flatten (i.e. for the differential between long-term yields and short-term yields to narrow). This added to performance as investors positioned for an eventual increase in the Fed's benchmark short-term rate and longer term U.S. rates were suppressed by strong investor demand given extraordinarily low or even negative interest rates in other developed markets.

The leading detractor from performance relative to the benchmark was the Fund's underweight stance with respect to overall portfolio duration and corresponding sensitivity to interest rates changes, given the decline seen in longer term rates over the 12 months.

Portfolio Breakdown (%) (at October 31, 2016)
U.S. Treasury Obligations	27.9
Corporate Bonds & Notes	24.5
Money Market Funds	22.0
U.S. Government & Agency Obligations	20.8
Asset-Backed Securities — Non-Agency	2.0
Mortgage-Backed Securities	1.3
Municipal Bonds	1.1
Foreign Government Obligations	0.4
Total Investments	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2016

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Core Bond ETF

Investment Risks

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, the value of debt securities falls as interest rates rise. Fixed income securities differ in their sensitivities to changes in interest rates. Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations. Effective duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features. Below investment-grade securities, or "junk bonds," are more likely to pose a credit risk, as the issuers of these securities are more likely to have problems making interest and principal payments than issuers of higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities, and prices of these securities may be more sensitive to adverse economic downturns or individual corporate developments. If the issuer of the securities defaults, the ETF may incur additional expenses to seek recovery. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments which could result in losses that significantly exceed the Fund's original investment. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the ETF holds mortgage-related securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. See the Fund's prospectus for information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Annual Report 2016

COLUMBIA ETF TRUST

PERFORMANCE OVERVIEW

Columbia Intermediate Municipal Bond ETF

Performance Summary

■  Columbia Intermediate Municipal Bond ETF (the Fund) returned 3.95% at net asset value and 4.21% at market price for the 12-month period that ended October 31, 2016.

■  The Fund's benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 3.38% for the same time period.

■  The Fund benefited from its positions in lower quality and longer term issues, both of which outpaced the broader market in the period.

Average Annual Total Returns (%) (for period ended October 31, 2016)

	Inception	1 Year	5 Years	Life
Market Price	01/29/10	4.21	3.50	4.02
Net Asset Value	01/29/10	3.95	3.44	4.00
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index		3.38	3.81	4.19

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia Management took over portfolio management in May 2011 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Effective 7/1/2016, the Fund changed the methodology by which it calculates the Market Price Total Returns as it relates to reinvestment of ETF dividends from the closing ETF market price (4pm bid/offer mid-point) on dividend payment date to the ETF's closing market price on ex-dividend date. This change is being made to align the calculation methodology of the ETFs' Market Price Total Return with that of their Net Asset Value Total Return. This change in methodology is being made on a going forward basis and previously reported Market Price Total Return will not be restated to reflect this change.

The Bloomberg Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA ETF TRUST

PERFORMANCE OVERVIEW (continued)

Columbia Intermediate Municipal Bond ETF

Performance of a Hypothetical $10,000 Investment (January 29, 2010 – October 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Intermediate Municipal Bond ETF

The Fund returned 3.95% at net asset value and 4.21% at market price for the 12-month period that ended October 31, 2016. The Fund's benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 3.38% for the same time period. The Fund benefited from its positions in lower quality and longer term issues, both of which outpaced the broader market in the period.

Market Overview

Municipal bonds performed well in the 12 months that ended October 31, 2016, with the bulk of the gains occurring in the first eight months of the period. Longer term issues outperformed short- and intermediate-term securities, mirroring trends in the U.S. Treasury market. The relative weakness in short-term debt reflected concerns about possible interest rate hikes by the U.S. Federal Reserve, as well as the dislocations associated with money market reforms. As a result, the yield curve flattened during the period. These trends caused the yields on shorter dated municipal bonds to become more attractive versus U.S. Treasuries, while the ratios for bonds with maturities of ten years and longer stayed largely unchanged.

Demand remained strong over the 12-month period, and municipal bond funds experienced 54 weeks of consecutive inflows, totalling over $50 billion. Growing demand from individual investors was augmented by non-traditional buyers from foreign countries, where low rates sparked a worldwide search for bonds with more attractive yields. The robust demand led to tightening yield spreads for tax-exempt issues relative to U.S. Treasuries, with lower-rated A and BBB rated bonds outperforming their higher quality counterparts.

New-issue supply was strong throughout, and it gained steam near the end of the period. Given the historically low level of interest rates during the period, issuers sought to capitalize on opportunities to refund older, higher yielding issues in order to decrease their debt service costs and improve their balance sheets. In addition, there was a pick-up in issuance to finance new projects such as roads, schools, bridges and airports. This aspect of new-issue supply has been limited over the past eight years as states and municipalities have rebuilt their budgets, re-staffed and added to their rainy day funds. The market was on a pace for $450 billion in new issues in 2016 as of the end of October which would represent a new record.

At the sector level, pre-refunded bonds lagged as a result of their higher credit ratings and shorter maturities. Local general obligation (GO) debt, which includes lower quality issuers such as the City of Chicago, outpaced state GOs. Transportation and leases were the best performing sectors, while water and sewer and special-tax issues finished slightly behind the benchmark. Illinois and New Jersey credits generated above-average gains despite their ongoing budget and pension issues, but California and New York lagged.

Contributors and Detractors

The Fund outperformed its benchmark during the period. Its exposure to longer dated call structures and lighter weighting in short-term bonds

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Quality Breakdown (%) (at October 31, 2016)
AA rating	40.2
A rating	42.4
BBB rating	16.6
Not rated	0.8
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one agency, that rating is used. When a bond is not rated by any agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For information on the rating methodology of each agency, please go to: www.moodys.com, www.fitchratings.com or www.standardpoors.com/home/en/us

Annual Report 2016

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Intermediate Municipal Bond ETF

Top Ten States/Territories (%) (at October 31, 2016)
California	16.1
Texas	12.7
Florida	9.7
Washington	8.5
Illinois	8.3
New York	5.7
Maryland	4.3
Pennsylvania	4.3
Arizona	4.2
Colorado	3.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments".

Fund's holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

added to performance. We lengthened the Fund's duration (interest-rate sensitivity) early in the period, and then gradually brought it back below the benchmark following the market's strong rally. This active strategy proved well suited to the broader environment given that municipal bonds delivered the bulk of their gain in the interval from November to June.

We continued to favor A rated credits in the 12- to 17-year maturity range, and we maintained underweights in the AAA and AA categories. This aspect of our positioning was a positive for performance given the outperformance of the lower rated credit tiers. Additionally, the Fund's investments in A rated bonds outpaced the corresponding holdings in the benchmark. However, the Fund's minimal exposure to non-rated and below-investment-grade debt prevented it from participating in the relative strength in these two areas.

The Fund was significantly underweight in general obligation issues, which added to returns at a time in which revenue bonds outperformed. Hospitals were strong performers, but the electric revenue sector — where the Fund was overweight — generally lagged. Transportation issues also did well, as did the water and sewer sector. Special-tax bonds detracted from results, however, as their durations and maturities were shorter than the benchmark. The Fund's holdings in California outperformed due to their longer duration relative to the benchmark components. Positions in Illinois and New Jersey contributed positively, as well.

Fund Positioning

In managing the Fund, we continued to emphasize bottom-up, issue-by-issue credit research. As always, we focused our efforts on maintaining a competitive yield and analyzing the effects that new purchases would have on the portfolio. Additionally, we sought to manage capital gains in order to minimize tax consequences. With this as background, we added to the Fund's weightings in the transportation, toll road, charter school and utilities sectors during the course of the year. We continued to look for value among intermediate-term bonds, particularly those in the eight- to 12-year maturity range, as well as in the A and BBB rated credit tiers. Yield spreads were tight at the close of the period, so we were somewhat cautious adding exposure to lower rated bonds.

Annual Report 2016

COLUMBIA ETF TRUST

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Intermediate Municipal Bond ETF

Investment Risks

Municipal securities are subject to interest rate, credit and market risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Credit risk is the risk that the inability or perceived inability of an issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the ETF a loss. Market risk involves the possibility that the value of the ETF's investments will decline, sometimes unpredictably or rapidly, due to drops in the securities markets generally or particular industries represented in the securities markets. The ETF's investments in municipal securities will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities. The ETF will be more sensitive to a particular adverse economic, business or political development if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation or utilities), industrial development bonds, or in bonds from issuers in a single state. Investments in high-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. See the Fund's prospectus for information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Annual Report 2016

COLUMBIA ETF TRUST

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended October 31, 2016.

Actual Expenses

The information under each column in the table below entitled "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled "Expenses Paid for the Period 5/1/2016 to 10/31/2016" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information under each column in the table entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

May 1, 2016 – October 31, 2016

	Beginning Account Value ($)		Ending Account Value ($)		Expenses Paid For the Period ($)		Annualized Expense Ratios for the Period (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Core Bond ETF	1,000.00	1,000.00	1,016.00	1,022.87	2.28	2.29	0.45
Columbia Intermediate Municipal Bond ETF	1,000.00	1,000.00	1,007.30	1,023.08	2.07	2.08	0.41

Expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

Expense ratios reflect expense caps through the period ended October 31, 2016. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one year data in the Financial Highlights due to changes in the expense caps.

Had the Investment Manager not waived fees or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

Annual Report 2016

COLUMBIA ETF TRUST

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(Unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for each of the Funds.

The information shown for each Fund is for the period from inception date of such Fund through October 31, 2016.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Core Bond ETF
January 29, 2010 – October 31, 2016
	0 - 49.9	438	716
	50 - 99.9	162	216
	100 - 199.9	65	63
	> 200	38	4
	Total	703	999
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Intermediate Municipal Bond ETF
January 29, 2010 – October 31, 2016
	0 - 49.9	375	1002
	50 - 99.9	85	59
	100 - 199.9	4	117
	> 200	44	16
	Total	508	1194

Annual Report 2016

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS

Columbia Core Bond ETF

October 31, 2016

(Percentages represent value of investments compared to net assets)

U.S. Treasury Obligations 33.3%

Issue Description	Principal Amount ($)	Value ($)
U.S. TREASURY INFLATION INDEXED NOTE 12.6%
0.125%, 04/15/19	102,788	104,428
0.125%, 01/15/22	452,264	461,181
0.250%, 01/15/25	213,545	216,372
1.125%, 01/15/21	209,196	222,336
Total		1,004,317
U.S. TREASURY NOTE 12.1%
1.000%, 06/30/19	275,000	275,279
1.125%, 08/31/21	100,000	99,117
1.250%, 12/15/18	130,000	130,914
1.750%, 12/31/20	50,000	51,027
2.000%, 02/15/23	125,000	128,350
2.125%, 01/31/21	60,000	62,147
2.250%, 07/31/21	100,000	104,199
7.500%, 11/15/24	65,000	93,702
Total		944,735
U.S. TREASURY BOND 6.5%
2.500%, 02/15/45	75,000	73,693
2.750%, 08/15/42	100,000	103,906
4.375%, 02/15/38	50,000	67,236
5.000%, 05/15/37	80,000	115,722
5.250%, 11/15/28	55,000	74,403
5.375%, 02/15/31	50,000	71,020
Total		505,980
U.S. TREASURY INFLATION INDEXED BOND 2.1%
0.750%, 02/15/42	159,887	160,884
0.750%, 02/15/45	10,228	10,276
Total		171,160
Total U.S. Treasury Obligations (Cost $2,521,808)		2,626,192

Corporate Bonds & Notes 29.1%

AEROSPACE & DEFENSE 0.4%
L-3 Communications Corp. 3.950%, 11/15/16	29,000	29,026
AUTOMOTIVE 0.6%
Ford Motor Credit Co. LLC 1.238%, 11/08/16(a)	25,000	25,001
Toyota Motor Credit Corp. 1.018%, 05/16/17(a)	25,000	25,021
Total		50,022

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
BANKING 3.7%
Bank of America Corp. 6.400%, 08/28/17	40,000	41,606
Citigroup, Inc. 4.500%, 01/14/22	35,000	38,392
Deutsche Bank AG 2.950%, 08/20/20	50,000	48,883
Fifth Third Bancorp 1.277%, 12/20/16(a)	10,000	10,007
2.300%, 03/01/19	25,000	25,178
Goldman Sachs Group, Inc. (The) 5.250%, 07/27/21	10,000	11,240
6.000%, 06/15/20	30,000	33,893
HSBC Holdings PLC 5.100%, 04/05/21	10,000	11,019
JPMorgan Chase & Co. 6.400%, 05/15/38	25,000	33,694
KeyCorp 2.300%, 12/13/18	25,000	25,324
Morgan Stanley 4.750%, 03/22/17	10,000	10,143
Total		289,379
CHEMICALS 0.6%
Eastman Chemical Co. 5.500%, 11/15/19	25,000	27,447
LYB International Finance BV 4.000%, 07/15/23	20,000	21,413
Total		48,860
CONSTRUCTION MACHINERY 0.5%
Caterpillar Financial Services Corp. 1.931%, 10/01/21(b)	30,000	29,675
John Deere Capital Corp. 1.170%, 01/16/18(a)	10,000	10,017
Total		39,692
DIVERSIFIED MANUFACTURING 0.3%
United Technologies Corp. 3.100%, 06/01/22	25,000	26,437
ELECTRIC 1.7%
Berkshire Hathaway Energy Co. 5.750%, 04/01/18	14,000	14,856
Commonwealth Edison Co. 4.350%, 11/15/45	60,000	66,232
Entergy Gulf States Louisiana LLC 3.950%, 10/01/20	10,000	10,644

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Core Bond ETF

October 31, 2016

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
Exelon Generation Co. LLC 5.200%, 10/01/19	10,000	10,937
PPL Capital Funding, Inc. 3.400%, 06/01/23	10,000	10,415
Talen Energy Supply LLC 4.600%, 12/15/21	25,000	20,485
Total		133,569
ENVIRONMENTAL 0.4%
Waste Management, Inc. 4.750%, 06/30/20	30,000	33,108
FOOD AND BEVERAGE 1.2%
Anheuser-Busch InBev Worldwide, Inc. 5.375%, 01/15/20	30,000	33,327
Campbell Soup Co. 3.800%, 08/02/42	22,000	21,440
ConAgra Foods, Inc. 3.200%, 01/25/23	35,000	35,843
Total		90,610
FOREIGN AGENCIES 0.3%
Petroleos Mexicanos 6.750%, 09/21/47(b)	23,000	22,799
GAS PIPELINES 0.9%
NiSource Finance Corp. 5.250%, 02/15/43	10,000	11,558
5.800%, 02/01/42	15,000	18,087
TransCanada Pipelines Ltd. 3.800%, 10/01/20	10,000	10,644
Transcontinental Gas Pipe Line Co. LLC 4.450%, 08/01/42	35,000	32,519
Total		72,808
HEALTH CARE 0.5%
Becton, Dickinson and Co. 2.675%, 12/15/19	5,000	5,153
Bio-Rad Laboratories, Inc. 4.875%, 12/15/20	30,000	32,777
Total		37,930
HEALTHCARE INSURANCE 0.5%
Aetna, Inc. 2.750%, 11/15/22	20,000	20,350
Anthem, Inc. 3.300%, 01/15/23	20,000	20,647
Total		40,997

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
INDEPENDENT ENERGY 0.3%
Anadarko Petroleum Corp. 6.375%, 09/15/17	3,000	3,126
Encana Corp. 3.900%, 11/15/21	10,000	10,118
Nexen Energy ULC 5.875%, 03/10/35	10,000	11,866
Total		25,110
INTEGRATED ENERGY 0.8%
Murphy Oil Corp. 6.125%, 12/01/42	35,000	32,812
Total Capital International SA 3.750%, 04/10/24	30,000	32,470
Total		65,282
LIFE INSURANCE 1.7%
Genworth Holdings, Inc. 4.900%, 08/15/23	25,000	20,500
Hartford Financial Services Group, Inc. (The) 5.375%, 03/15/17	25,000	25,351
MetLife, Inc. 6.400%, 12/15/36	60,000	67,200
Prudential Financial, Inc. 4.500%, 11/16/21	15,000	16,670
6.625%, 06/21/40	5,000	6,564
Total		136,285
MEDIA CABLE 0.4%
Comcast Corp. 5.150%, 03/01/20	20,000	22,247
DIRECTV Holdings LLC 2.400%, 03/15/17	8,000	8,041
Total		30,288
MEDIA NON-CABLE 0.2%
RELX Capital, Inc. 3.125%, 10/15/22	15,000	15,255
METALS 1.5%
Alcoa, Inc. 5.400%, 04/15/21	15,000	15,978
5.950%, 02/01/37	5,000	4,911
6.750%, 07/15/18	5,000	5,348
Freeport-McMoRan, Inc. 3.100%, 03/15/20	20,000	19,250
Teck Resources Ltd. 4.500%, 01/15/21	20,000	20,100
5.400%, 02/01/43	20,000	18,050

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Core Bond ETF

October 31, 2016

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
Vale Overseas Ltd. 4.375%, 01/11/22	10,000	10,025
Vale SA 5.625%, 09/11/42	25,000	21,736
Total		115,398
MIDSTREAM 1.2%
El Paso Corp. 6.500%, 09/15/20	20,000	22,621
El Paso Pipeline Partners Operating Co. LLC 4.300%, 05/01/24	15,000	15,506
5.000%, 10/01/21	10,000	10,929
Energy Transfer Partners LP 5.150%, 03/15/45	15,000	13,967
6.500%, 02/01/42	10,000	10,588
Kinder Morgan Energy Partners LP 3.500%, 03/01/21	10,000	10,280
Kinder Morgan, Inc. 3.050%, 12/01/19	10,000	10,246
Total		94,137
NON-CAPTIVE CONSUMER 0.1%
Discover Financial Services 6.450%, 06/12/17	10,000	10,298
NON-CAPTIVE DIVERSIFIED 0.7%
General Electric Capital Corp. 2.300%, 04/27/17	10,000	10,065
4.375%, 09/16/20	40,000	43,972
Total		54,037
OIL FIELD SERVICES 0.4%
Noble Holding International Ltd. 8.200%, 04/01/45	50,000	33,688
OTHER FINANCIAL INSTITUTIONS 0.3%
NYSE Euronext 2.000%, 10/05/17	20,000	20,174
PHARMACEUTICALS 0.3%
Biogen, Inc. 5.200%, 09/15/45	10,000	11,277
Gilead Sciences, Inc. 2.950%, 03/01/27	15,000	14,831
Total		26,108

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
PROPERTY & CASUALTY 0.9%
ACE INA Holdings, Inc. 5.700%, 02/15/17	30,000	30,381
Berkshire Hathaway, Inc. 1.900%, 01/31/17	10,000	10,018
Liberty Mutual Group, Inc. 4.950%, 05/01/22(b)	30,000	33,627
Total		74,026
RAILROADS 1.1%
Burlington Northern Santa Fe LLC 3.000%, 03/15/23	15,000	15,590
4.550%, 09/01/44	25,000	27,650
Canadian Pacific Railway Co. 6.500%, 05/15/18	10,000	10,722
CSX Corp. 7.375%, 02/01/19	30,000	33,783
Total		87,745
REITS 0.3%
Boston Properties LP 4.125%, 05/15/21	15,000	16,224
Simon Property Group LP 2.150%, 09/15/17	10,000	10,063
Total		26,287
RESTAURANTS 0.8%
McDonald's Corp. 2.625%, 01/15/22	25,000	25,666
Yum! Brands, Inc. 3.875%, 11/01/23	40,000	39,700
Total		65,366
RETAIL 0.5%
CVS Health Corp. 5.125%, 07/20/45	30,000	34,998
RETAILERS 0.7%
Home Depot, Inc. (The) 3.350%, 09/15/25	5,000	5,302
Lowe's Cos., Inc. 4.375%, 09/15/45	45,000	49,154
Total		54,456
SUPRANATIONAL 0.3%
European Investment Bank 5.125%, 05/30/17	25,000	25,600

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Core Bond ETF

October 31, 2016

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
TECHNOLOGY 2.5%
Apple, Inc. 2.850%, 05/06/21	15,000	15,651
Automatic Data Processing, Inc. 3.375%, 09/15/25	5,000	5,371
Cisco Systems, Inc. 2.125%, 03/01/19	5,000	5,085
4.450%, 01/15/20	30,000	32,641
Intel Corp. 3.300%, 10/01/21	25,000	26,628
Microsoft Corp. 3.750%, 02/12/45	20,000	19,933
Oracle Corp. 2.500%, 05/15/22	25,000	25,280
6.500%, 04/15/38	30,000	40,319
Xerox Corp. 4.800%, 03/01/35	15,000	14,316
6.750%, 12/15/39	10,000	10,352
Total		195,576
TRANSPORTATION SERVICES 0.6%
ERAC USA Finance LLC 5.625%, 03/15/42(b)	10,000	11,760
7.000%, 10/15/37(b)	25,000	33,193
Total		44,953
WIRELESS 0.3%
American Tower Corp. 5.050%, 09/01/20	20,000	22,010
WIRELINES 1.6%
AT&T, Inc. 1.700%, 06/01/17	10,000	10,036
4.750%, 05/15/46	10,000	9,786
5.150%, 03/15/42	20,000	20,642
5.800%, 02/15/19	30,000	32,589
6.375%, 03/01/41	10,000	11,794
Verizon Communications, Inc. 2.625%, 02/21/20	32,000	32,633
3.000%, 11/01/21	10,000	10,299
Total		127,779
Total Corporate Bonds & Notes (Cost $2,199,782)		2,300,093

U.S. Government & Agency Obligations 24.7%

Issue Description	Principal Amount ($)	Value ($)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION 11.2%
1.883%, 04/16/32	7,146	7,140
3.500%, 11/15/45(c)	350,000	370,672
3.500%, 11/15/45(c)	75,000	79,506
4.000%, 11/15/45(c)	375,000	402,407
5.000%, 02/15/40	12,284	13,651
6.000%, 12/15/37	4,896	5,600
Total		878,976
FEDERAL NATIONAL MORTGAGE ASSOCIATION 10.7%
3.000%, 11/15/30(c)	200,000	209,297
3.500%, 01/25/24	10,239	10,452
3.500%, 11/15/30(c)	175,000	184,372
3.500%, 11/15/45(c)	150,000	157,476
4.000%, 03/01/26	14,910	15,783
4.000%, 03/01/41	38,401	41,236
4.000%, 11/15/45(c)	75,000	80,309
4.500%, 02/01/22	2,553	2,623
4.500%, 08/01/39	61,145	67,675
4.500%, 03/01/41	16,424	17,967
4.500%, 03/01/41	9,868	10,901
5.000%, 03/01/24	1,637	1,747
5.000%, 10/01/39	15,898	17,609
5.500%, 04/01/38	6,375	7,217
6.000%, 09/01/39	9,814	11,262
6.500%, 09/01/38	9,026	10,502
Total		846,428
FEDERAL HOME LOAN MORTGAGE CORPORATION 2.8%
3.500%, 03/15/24	525	526
3.500%, 09/15/24	1,498	1,525
3.750%, 03/27/19	150,000	159,776
5.000%, 02/01/40	36,316	40,177
5.500%, 05/01/35	14,725	16,775
6.000%, 10/01/38	5,209	5,965
6.500%, 08/01/38	691	791
Total		225,535
Total U.S. Government & Agency Obligations (Cost $1,925,425)		1,950,939

Asset-Backed Securities — Non-Agency 2.4%

Honda Auto Receivables 2015-2 Owner Trust 1.040%, 02/21/19	50,000	49,993
Resolution Funding Corp PO Strip 0.000%, 10/15/19(d)	50,000	48,238
Small Business Administration Participation Certificates 3.110%, 04/01/34	42,389	44,352
3.920%, 10/01/29	21,638	23,193
3.150%, 07/01/33	19,410	20,522
Total Asset-Backed Securities — Non-Agency (Cost $178,960)		186,298

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Core Bond ETF

October 31, 2016

Mortgage-Backed Securities 1.5%

Issue Description	Principal Amount ($)	Value ($)
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	7,955	7,982
Csail Commercial Mortgage Trust 3.231%, 06/15/57	100,000	104,364
Greenwich Capital Commercial Funding Corp. 5.444%, 03/10/39	7,684	7,701
Total Mortgage-Backed Securities (Cost $116,432)		120,047

Municipal Bonds 1.3%

CALIFORNIA 0.4%
State of California 7.550%, 04/01/39	20,000	30,963
ILLINOIS 0.6%
Metropolitan Water Reclamation District of Greater Chicago 5.720%, 12/01/38	30,000	37,619
State of Illinois 5.877%, 03/01/19	10,000	10,709
Total Illinois		48,328
OHIO 0.3%
Bowling Green State University Revenue Bonds 5.080%, 06/01/18	20,000	21,183
JobsOhio Beverage System Series B Revenue Bonds 3.235%, 01/01/23	5,000	5,032
Total Ohio		26,215
Total Municipal Bonds (Cost $91,075)		105,506

Foreign Government Obligations 0.5%

Mexico Government International Bond 3.625%, 03/15/22	8,000	8,360
Turkey Government International Bond 6.875%, 03/17/36	25,000	28,422
Total Foreign Government Obligations (Cost $35,896)		36,782

Money Market Funds 26.2%

	Shares	Value ($)
Dreyfus Treasury Securities Cash Management Institutional Shares 0.200%(e)	2,070,660	2,070,660
Total Money Market Funds (Cost $2,070,660)		2,070,660
Total Investments (Cost $9,140,038)		9,396,517
Other Assets & Liabilities, Net		(1,500,450)
Net Assets		7,896,067

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2016, the net value of these securities amounted to $131,054 or 1.7% of net assets.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans.

(e)  The rate shown is the seven-day current annualized yield at October 31, 2016.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Core Bond ETF

October 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Core Bond ETF

October 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2016:

Valuation Inputs	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	1,450,715	1,175,477	—	2,626,192
Corporate Bonds & Notes	—	2,300,093	—	2,300,093
U.S. Government & Agency Obligations	—	1,950,939	—	1,950,939
Asset-Backed Securities — Non-Agency	—	186,298	—	186,298
Mortgage-Backed Securities	—	120,047	—	120,047
Municipal Bonds	—	105,506	—	105,506
Foreign Government Obligations	—	36,782	—	36,782
Money Market Funds	2,070,660	—	—	2,070,660
Total	3,521,375	5,875,142	—	9,396,517

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Level 2 and 3 during the period.

Financial assets were transferred from Level 1 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	838,553	838,553	—

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS

Columbia Intermediate Municipal Bond ETF

October 31, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.2%

Issue Description	Principal Amount ($)	Value ($)
ALASKA 2.0%
Alaska Industrial Development & Export Authority Revolving Fund Series A Revenue Bonds 5.000%, 04/01/19	100,000	109,137
ARIZONA 4.2%
City of Scottsdale 5.000%, 07/01/24	100,000	116,676
La Paz County Industrial Development Authority Series A Revenue Bonds 5.000%, 02/15/36(a)	100,000	108,985
Total Arizona		225,661
CALIFORNIA 16.0%
California Health Facilities Financing Authority Revenue Scripps Health Series A Revenue Bonds 5.000%, 11/15/24	100,000	116,892
California State Public Works Board Series A Revenue Bonds 5.000%, 09/01/31	100,000	119,329
California State Public Works Board Lease Department of Correction and Rehabilitation Revenue Bonds 5.000%, 06/01/20	100,000	113,432
California Statewide Communities Development Authority Series A Revenue Bonds 5.000%, 10/01/28	100,000	118,050
San Diego Public Facilities Financing Authority Sewer Revenue Series A Revenue Bonds 5.000%, 05/15/24	150,000	165,313
State of California 4.000%, 09/01/32	100,000	110,521
5.000%, 02/01/27	100,000	118,716
Total California		862,253
COLORADO 3.5%
Colorado Health Facilities Authority Revenue Bonds 5.000%, 12/01/27	75,000	86,993

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
Denver Colorado City & County Airport Revenue System Series A Revenue Bonds 5.000%, 11/15/23	100,000	100,844
Total Colorado		187,837
DISTRICT OF COLUMBIA 2.1%
District of Columbia Revenue Bonds 5.000%, 06/01/36	100,000	113,955
FLORIDA 9.7%
Citizens Property Insurance Corp. Series A-1 Revenue Bonds 5.500%, 06/01/17	150,000	154,147
County of Miami-Dade Florida Aviation Revenue Series B Revenue Bonds 5.000%, 10/01/32	120,000	140,671
Orange County School Board Revenue Bonds 5.000%, 08/01/33	100,000	118,279
Orlando Utilities Commission, Prerefunded 04/01/2019 Series B Revenue Bonds 5.000%, 10/01/23	40,000	43,806
Orlando Utilities Commission, Unrefunded Series B Revenue Bonds 5.000%, 10/01/23	60,000	65,373
Total Florida		522,276
ILLINOIS 8.3%
City of Chicago Waterworks Revenue Revenue Bonds 5.000%, 11/01/25	200,000	227,536
Illinois Finance Authority Revenue Swedish Covenant Hospital Series A Revenue Bonds 5.500%, 08/15/24	100,000	111,123
Illinois Municipal Electric Agency Series A Revenue Bonds 5.000%, 02/01/30	60,000	70,637
State of Illinois 5.250%, 02/01/31	35,000	38,003
Total Illinois		447,299

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Intermediate Municipal Bond ETF

October 31, 2016

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
LOUISIANA 1.5%
Parish of St. Charles Louisiana Revenue Bonds 4.000%, 12/01/40	75,000	81,903
MARYLAND 4.3%
Maryland Health & Higher Educational Facilities Authority Revenue Carroll Hospital Series A Revenue Bonds 5.000%, 07/01/21	200,000	233,398
MASSACHUSETTS 2.0%
Massachusetts Development Finance Agency, Prerefunded 09/01/18 Series B Revenue Bonds 4.750%, 09/01/23	35,000	37,460
Massachusetts Development Finance Agency, Unrefunded Series B Revenue Bonds 4.750%, 09/01/23	65,000	69,322
Total Massachusetts		106,782
MICHIGAN 1.6%
Royal Oak Hospital Finance Authority Series D Revenue Bonds 5.000%, 09/01/32	75,000	86,458
MISSOURI 1.6%
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds 5.000%, 02/01/26	75,000	86,148
NEW MEXICO 1.9%
New Mexico Finance Authority Revenue Subordinated Lien Public Project Revolving Fund Series C Revenue Bonds 5.250%, 06/15/18	100,000	102,783
NEW YORK 5.7%
New York State Dormitory Authority Series A Revenue Bonds 5.000%, 05/01/31	80,000	95,028
New York State Thruway Authority Series H Revenue Bonds 5.000%, 01/01/22	100,000	104,770

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
New York State Thruway Authority Personal Income Tax Revenue Transportation System Series A Revenue Bonds 5.000%, 03/15/18	100,000	105,606
Total New York		305,404
OKLAHOMA 2.0%
Oklahoma Municipal Power Authority Supply Systems Revenue Series A Revenue Bonds 5.000%, 01/01/23	100,000	110,914
PENNSYLVANIA 4.3%
Lancaster County Solid Waste Management Authority Series A Revenue Bonds 5.250%, 12/15/29	100,000	116,235
Pennsylvania Turnpike Commission Series A-1 Revenue Bonds 5.000%, 12/01/35	100,000	116,186
Total Pennsylvania		232,421
SOUTH CAROLINA 2.2%
County of Florence South Carolina Revenue Bonds 5.000%, 11/01/32	100,000	116,449
TEXAS 12.7%
Central Texas Regional Mobility Authority Series A Revenue Bonds 5.000%, 01/01/30	100,000	116,237
Central Texas Turnpike System Series C Revenue Bonds 5.000%, 08/15/34	100,000	114,693
Harris County, Texas Series C Revenue Bonds 5.000%, 08/15/22	100,000	110,900
Lower Colorado River Authority Texas Revenue, Prerefunded 5/15/19 Revenue Bonds 5.000%, 05/15/22	5,000	5,489
Lower Colorado River Authority Texas Revenue, Unrefunded Revenue Bonds 5.000%, 05/15/22	95,000	104,022

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Intermediate Municipal Bond ETF

October 31, 2016

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
North Texas Tollway Authority Revenue Bonds 5.000%, 01/01/31	50,000	58,655
North Texas Tollway Authority Revenue Specials Projects System Series A Revenue Bonds 5.000%, 09/01/30	150,000	173,879
Total Texas		683,875
WASHINGTON 8.5%
Energy Northwest Series A Revenue Bonds 5.000%, 07/01/27	100,000	125,749
Energy Northwest Washington Electric Revenue Columbia Station Series A Revenue Bonds 5.000%, 07/01/22	75,000	87,636
FYI Properties Washington Lease Revenue Washington State District Project Revenue Bonds 5.000%, 06/01/22	100,000	109,442

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
Port of Seattle Washington Revenue Authority Series A Revenue Bonds 5.500%, 09/01/20	115,000	133,110
Total Washington		455,937
WISCONSIN 2.1%
Wisconsin Health & Educational Facilities Authority Revenue Aurora Health Care Inc. Series A Revenue Bonds 5.250%, 04/15/24	100,000	111,787
Total Municipal Bonds (Cost $4,895,816)		5,182,677

Money Market Funds 3.5%

	Shares	Value ($)
Dreyfus Tax Exempt Cash Management Institutional Shares 0.380%(b)	185,833	185,833
Total Money Market Funds (Cost $185,833)		185,833
Total Investments (Cost $5,081,649)		5,368,510
Other Assets & Liabilities, Net		16,719
Net Assets		5,385,229

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2016, the value of these securities amounted to $108,985 or 2.0% of net assets.

(b)  The rate shown is the seven-day current annualized yield at October 31, 2016.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

PORTFOLIO OF INVESTMENTS (continued)

Columbia Intermediate Municipal Bond ETF

October 31, 2016

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2016:

Valuation Inputs	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Municipal Bonds	—	5,182,677	—	5,182,677
Money Market Funds	185,833	—	—	185,833
Total	185,833	5,182,677	—	5,368,510

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

	Columbia Core Bond ETF	Columbia Intermediate Municipal Bond ETF
Assets
Investments, at cost:	$9,140,038	$5,081,649
Investments, at fair value (Note 2)	$9,396,517	$5,368,510
Receivable for:
Interest	44,292	68,715
Due from investment manager	12,708	13,656
Prepaid expenses	3,029	3,019
Total assets	9,456,546	5,453,900
Liabilities
Payable for:
Investments purchased	2,496	—
Investments purchased on a delayed delivery basis	1,483,793	—
Compensation of board members	14,859	14,861
Investment management fees	3,352	2,194
Other accrued expenses	55,979	51,616
Total liabilities	1,560,479	68,671
Net assets applicable to outstanding capital stock	$7,896,067	$5,385,229
Represented by
Paid-in capital	$7,602,062	$5,109,440
Undistributed net investment income	950	29,880
Undistributed (accumulated) net realized gain (loss) on investments	36,576	(40,952)
Net unrealized appreciation on investments	256,479	286,861
Total — representing net assets applicable to outstanding capital stock	$7,896,067	$5,385,229
Shares outstanding	150,010	100,010
Net asset value per share	$52.64	$53.85

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2016

	Columbia Core Bond ETF	Columbia Intermediate Municipal Bond ETF
Investment Income
Interest	$176,382	$180,851
Expenses:
Administration fees	69,583	71,320
Investment management fees	39,002	25,987
Pricing fees	34,727	24,147
Professional fees	20,380	18,513
Shareholder reporting fees	17,998	14,787
Compensation of board members	12,062	12,029
Transfer agent fees	12,000	12,000
Custody fees	8,208	2,813
Exchange listing fees	7,500	7,500
Insurance fees	4,864	4,859
Other	3,283	2,464
Total expenses	229,607	196,419
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(193,747)	(174,045)
Total net expenses	35,860	22,374
Net investment income	140,522	158,477
Realized and unrealized gain — net
Net realized gain on:
Investments	47,631	17,831
Total realized gain	47,631	17,831
Change in net unrealized appreciation on:
Investments	178,465	32,313
Net realized and unrealized gain on investments	226,096	50,144
Net increase in net assets resulting from operations	$366,618	$208,621

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

STATEMENT OF CHANGES IN NET ASSETS

	Columbia Core Bond ETF		Columbia Intermediate Municipal Bond ETF
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations
Net investment income	$140,522	$115,242	$158,477	$155,176
Net realized gain	47,631	55,791	17,831	11,525
Net change in unrealized appreciation (depreciation)	178,465	(129,719)	32,313	(69,238)
Net increase in net assets resulting from operations	366,618	41,314	208,621	97,463
Distributions to shareholders
Net investment income	(144,026)	(126,873)	(155,190)	(152,453)
Net realized gain	(42,159)	—	—	—
Total distributions to shareholders	(186,185)	(126,873)	(155,190)	(152,453)
Shareholder transactions
Proceeds from shares sold	—	2,583,222	—	—
Net increase in net assets resulting from shareholder transactions	—	2,583,222	—	—
Increase (decrease) in net assets	180,433	2,497,663	53,431	(54,990)
Net Assets
Net assets beginning of year	7,715,634	5,217,971	5,331,798	5,386,788
Net assets at end of year	$7,896,067	$7,715,634	$5,385,229	$5,331,798
Undistributed net investment income (loss)	$950	$(1,231)	$29,880	$26,593
Capital stock activity
Shares outstanding, beginning of year	150,010	100,010	100,010	100,010
Subscriptions	—	50,000	—	—
Shares outstanding, end of year	150,010	150,010	100,010	100,010

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

FINANCIAL HIGHLIGHTS

Columbia Core Bond ETF

	For the Year Ended October 31,
	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of year	$51.43	$52.17	$51.36	$53.53	$52.88
Income from investment operations:
Net investment income(a)	0.94	1.00	1.08	1.02	1.19
Net realized and unrealized gain (loss)	1.51	(0.61)	0.94	(1.69)	1.74
Total from investment operations	2.45	0.39	2.02	(0.67)	2.93
Less distributions to shareholders:
Net investment income	(0.96)	(1.13)	(1.21)	(1.21)	(1.35)
Net realized gains	(0.28)	—	—	(0.29)	(0.93)
Total distribution to shareholders	(1.24)	(1.13)	(1.21)	(1.50)	(2.28)
Net asset value, end of year	$52.64	$51.43	$52.17	$51.36	$53.53
Total Return at NAV(b)	4.84%	0.74%	3.99%	(1.26)%	5.73%
Total Return at Market(b)(c)	4.28%	1.62%	4.43%	(3.96)%	5.73%
Ratios to average net assets of:(d)
Expenses, net of expense waivers	0.46%	0.51%	0.57%	0.53%	0.40%
Expenses, prior to expense waivers	2.94%	3.66%	4.26%	4.31%	4.71%
Net investment income gain, net of waivers	1.80%	1.92%	2.10%	1.96%	2.26%
Supplemental data
Net assets, end of year (in thousands)	$7,896	$7,716	$5,218	$5,136	$5,354
Portfolio turnover rate(e)	322%	234%	197%	178%	176%

Notes to Financial Highlights

(a)  Based on average shares outstanding.

(b)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(c)  Effective 7/1/2016, the Fund changed the methodology by which it calculates the Market Price Total Returns as it relates to reinvestment of ETF dividends from the closing ETF market price (4pm bid/offer mid-point) on dividend payment date to the ETF's closing market price on ex-dividend date. This change is being made to align the calculation methodology of the ETFs' Market Price Total Return with that of their Net Asset Value Total Return. This change in methodology is being made on a going forward basis and previously reported Market Price Total Return will not be restated to reflect this change.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover may be higher.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

FINANCIAL HIGHLIGHTS

Columbia Intermediate Municipal Bond ETF

	For the Year Ended October 31,
	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of year	$53.31	$53.86	$52.62	$54.80	$52.16
Income from investment operations:
Net investment income(a)	1.58	1.55	1.51	1.37	1.36
Net realized and unrealized gain (loss)	0.51	(0.58)	1.20	(2.10)	2.65
Total from investment operations	2.09	0.97	2.71	(0.73)	4.01
Less distributions to shareholders:
Net investment income	(1.55)	(1.52)	(1.47)	(1.43)	(1.37)
Net realized gains	—	—	—	(0.02)	—
Total distribution to shareholders	(1.55)	(1.52)	(1.47)	(1.45)	(1.37)
Net asset value, end of year	$53.85	$53.31	$53.86	$52.62	$54.80
Total Return at NAV(b)	3.95%	1.84%	5.22%	(1.35)%	7.77%
Total Return at Market(b)(c)	4.21%	1.89%	6.19%	(2.45)%	7.97%
Ratios to average net assets of:(d)
Expenses, net of expense waivers	0.41%	0.42%	0.45%	0.50%	0.42%
Expenses, prior to expense waivers	3.63%	3.51%	3.60%	2.94%	3.48%
Net investment income gain, net of waivers	2.93%	2.91%	2.84%	2.54%	2.53%
Supplemental data
Net assets, end of year (in thousands)	$5,385	$5,332	$5,387	$5,262	$8,221
Portfolio turnover rate(e)	16%	13%	9%	9%	5%

Notes to Financial Highlights

(a)  Based on average shares outstanding.

(b)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

(c)  Effective 7/1/2016, the Fund changed the methodology by which it calculates the Market Price Total Returns as it relates to reinvestment of ETF dividends from the closing ETF market price (4pm bid/offer mid-point) on dividend payment date to the ETF's closing market price on ex-dividend date. This change is being made to align the calculation methodology of the ETFs' Market Price Total Return with that of their Net Asset Value Total Return. This change in methodology is being made on a going forward basis and previously reported Market Price Total Return will not be restated to reflect this change.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover may be higher.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2016

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Columbia ETF Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Trust may issue an unlimited number of shares (without par value).

Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Core Bond ETF and Columbia Intermediate Municipal Bond ETF. Each fund currently operates as a diversified fund.

Fund Shares

The market prices of each Fund's shares may differ to some degree from the Fund's net asset value (NAV). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a "Creation Unit." A Creation Unit consists of 50,000 shares. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (Authorized Participants) with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Authorized participants may purchase or redeem Fund shares directly from the Fund only in Creation Units. The Funds' shares are also listed on the New York Stock Exchange (NYSE) for which investors can purchase and sell shares on the secondary market through a broker at market prices which may differ from the NAV of the Fund.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in other open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

Annual Report 2016

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Asset- and Mortgage-Backed Securities

Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk to the Funds since the other party to the transaction may fail to deliver which would cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

Certain funds may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

Columbia Core Bond ETF may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

Columbia Core Bond ETF may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Annual Report 2016

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Interest Only and Principal Only Securities

Columbia Core Bond ETF may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. Each Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Funds based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.

Determination of Net Asset Value

The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the NYSE is open.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to

Annual Report 2016

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of each Fund's average daily net assets that declines as each Fund's average daily net assets increase:

	Fee Range
Columbia Core Bond ETF	0.50%	-	0.34%
Columbia Intermediate Municipal Bond ETF	0.48	-	0.29

The effective investment management fee rate, as a percentage of each Fund's average daily net assets, for the year ended October 31, 2016, was as follows:

Annualized Effective Fee Rate
Columbia Core Bond ETF	0.50%
Columbia Intermediate Municipal Bond ETF	0.48

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board, including payments to a company providing limited administrative services to the Funds and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2016, other expenses paid to this company were as follows:

Columbia Core Bond ETF	$518
Columbia Intermediate Municipal Bond ETF	517

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are

compensated for their services to the Funds as disclosed in the Statements of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Funds, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.

Distribution and Service Fees

ALPS Distributors, Inc. (the Distributor) serves as the distributor for the Funds. The Funds have adopted a distribution and service plan (the Plan). Under the Plan, the Funds are authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services at the maximum annual rate of 0.25% of average daily net assets of each Fund. No distribution or service fees are currently paid by the Funds or have been approved for payment by the Board, however, and there are no current plans to impose these fees.

Expenses Waived/Reimbursed by the Investment Manager

The Investment Manager has contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed, do not exceed the following annual rates as a percentage of the respective Fund's average daily net assets:

	March 1, 2016 Through February 28, 2017	Prior to March 1, 2016
Columbia Core Bond ETF	0.45%	0.48%
Columbia Intermediate Municipal Bond ETF	0.41	0.42

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Funds, if applicable: taxes, expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and

Annual Report 2016

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

other exchange-traded funds), brokerage commissions, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager in future periods. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2016, these differences are primarily due to differing treatments for deferral/reversal of wash sale losses, Trustees' deferred compensation, capital loss carryforwards, and principal and/or interest from fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

	Undistributed (excess of distributions over) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital Increase (Decrease)
Columbia Core Bond ETF	$5,685	$(5,685)	$—
Columbia Intermediate Municipal Bond ETF	—	—	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2016					Year Ended October 31, 2015
	Ordinary Income		Long-Term Capital Gains	Tax Return of Capital	Total	Ordinary Income		Long-Term Capital Gains	Tax Return of Capital	Total
Columbia Core Bond ETF	$172,881		$13,304	$—	$186,185	$126,873		$—	$—	$126,873
Columbia Intermediate Municipal Bond ETF	155,190	*	—	—	155,190	152,453	*	—	—	152,453

*Tax-Exempt Income

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income		Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)
Columbia Core Bond ETF	$55,608		$1,868	$—	$251,388
Columbia Intermediate Municipal Bond ETF	44,741	*	—	(40,952)	286,861

*Tax-Exempt Income

At October 31, 2016, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation (Depreciation)
Columbia Core Bond ETF	$9,145,129	$281,729	$(30,341)	$251,388
Columbia Intermediate Municipal Bond ETF	5,081,649	289,383	(2,522)	286,861

Annual Report 2016

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

The following capital loss carryforwards, determined at October 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	No Expiration — Short Term	No Expiration — Long Term	Total
Columbia Core Bond ETF	$—	$—	$—
Columbia Intermediate Municipal Bond ETF	40,952	—	40,952

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended October 31, 2016, the amount of capital loss carryforward utilized, expired unused and permanently lost were as follows:

	Utilized	Expired	Lost
Columbia Core Bond ETF	$—	$—	$—
Columbia Intermediate Municipal Bond ETF	17,831	—	—

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the year ended October 31, 2016, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Core Bond ETF	$23,734,447	$23,397,606	$158,415	$714,111
Columbia Intermediate Municipal Bond ETF	—	—	916,147	862,628

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

Effective December 6, 2016, each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund will pay a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum.

Note 7. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in Columbia Core Bond ETF's and Columbia Intermediate Municipal Bond ETF's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated

Annual Report 2016

COLUMBIA ETF TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2016

debt securities held by the Funds may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by Columbia Core Bond ETF and Columbia Intermediate Municipal Bond ETF, resulting in a negative impact on the Funds' performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of Columbia Core Bond ETF's and Columbia Intermediate Municipal Bond ETF's investments. The Funds may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time a Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Municipal Securities Risk

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security, as held in Columbia Intermediate Municipal Bond ETF, can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state's (state and its instrumentalities') financial, economic or other condition and prospects.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 6 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Columbia ETF Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Columbia Core Bond ETF and Columbia Intermediate Municipal Bond ETF (the "Funds", each of the portfolios comprising Columbia ETF Trust) as of October 31, 2016, and the results of their operations, the changes in their net assets and financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2016

Annual Report 2016

COLUMBIA ETF TRUST

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Funds hereby designate the following tax attributes for the fiscal year ended October 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

The Funds report the following as capital gain dividends with respect to the fiscal year ended October 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Columbia Core Bond ETF	$13,304

Columbia Intermediate Municipal Bond ETF	—

The Funds report the following for ordinary income distributions:

Fund
Columbia Core Bond ETF	$172,881
Columbia Intermediate Municipal Bond ETF	155,190	*

*Tax-Exempt Income

Annual Report 2016

COLUMBIA ETF TRUST

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 05/11 for Columbia ETF Trust, 04/16 for Columbia ETF Trust I and 09/16 for Columbia ETF Trust II	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee to other Columbia Funds since 2006; Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 04/13 for Columbia ETF Trust, 04/16 for Columbia ETF Trust I and 09/16 for Columbia ETF Trust II	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Trustee to other Columbia Funds since 2005; former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 05/11 for Columbia ETF Trust, 04/16 for Columbia ETF Trust I and 09/16 for Columbia ETF Trust II	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee to other Columbia Funds since 2007; Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016

COLUMBIA ETF TRUST

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 04/13 for Columbia ETF Trust, 04/16 for Columbia ETF Trust I and 09/16 for Columbia ETF Trust II; Chair of the Board for Columbia ETF Trust from 01/14 - 11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126

Trustee to other Columbia Funds since 2003; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 05/11 for Columbia ETF Trust, 04/16 for Columbia ETF Trust I and 09/16 for Columbia ETF Trust II	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee to other Columbia Funds since 2004; Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 04/13 for Columbia ETF Trust, 04/16 for Columbia ETF Trust I and 09/16 for Columbia ETF Trust II	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Trustee to other Columbia Funds since 2005; former Trustee, BofA Funds Series Trust (11 funds) 2005-2015

Annual Report 2016

COLUMBIA ETF TRUST

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 05/11 for Columbia ETF Trust, 04/16 for Columbia ETF Trust I and 09/16 for Columbia ETF Trust II	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126

Trustee to other Columbia Funds since 2004; Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 05/11 for Columbia ETF Trust and 04/16 for Columbia ETF Trust I	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	115

Trustee to other Columbia Funds since 2000; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee), since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 04/13 for Columbia ETF Trust, 04/16 for Columbia ETF Trust I and 09/16 for Columbia ETF Trust II	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126

Trustee to other Columbia Funds since 2003; Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

Annual Report 2016

COLUMBIA ETF TRUST

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 05/11 for Columbia ETF Trust, 04/16 for Columbia ETF Trust I and 09/16 for Columbia ETF Trust II	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	126

Trustee to other Columbia Funds since 2002; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 04/13 for Columbia ETF Trust, 04/16 for Columbia ETF Trust I and 09/16 for Columbia ETF Trust II	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124

Trustee to other Columbia Funds since 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016

COLUMBIA ETF TRUST

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee to the Funds and Senior Vice President since 05/11 for Columbia ETF Trust, 04/16 For Columbia ETF Trust I And 09/16 For Columbia ETF Trust II

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

186

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available without charge, upon request by calling 888.800.4347 or visiting columbiathreadneedleetf.com.

Annual Report 2016

COLUMBIA ETF TRUST

TRUSTEES AND OFFICERS (continued)

The Officers

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016

COLUMBIA ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Core Bond ETF and Columbia Intermediate Municipal Bond ETF (each, a Fund and collectively, the ETFs). Under an investment management services agreement (the IMS Agreement), Columbia Threadneedle provides investment advice and other services to each Fund and other funds in the Fund family (collectively, the Funds).

On an annual basis, each Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of management agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts' model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle's ability to attract and retain key portfolio management personnel.

In evaluating the quality of services provided under the IMS Agreement, the Independent Trustees also took into account the organization and strength of each Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity's ability to carry out its responsibilities under the IMS Agreement, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and

Annual Report 2016

COLUMBIA ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

compliance services provided to the Funds. It was also observed that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to each Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of each Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of each Fund, the performance of a benchmark index, the percentage ranking of each Fund among its comparison group and the net assets of each Fund. The Board observed the underperformance of Columbia Core Bond ETF for certain periods noting that appropriate steps (such as structural changes) are being contemplated to help improve Fund's performance and that the investment performance of Columbia Intermediate Municipal Bond ETF was appropriate in light of the particular management style involved and the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with each Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of each Fund's expenses with median expenses paid by funds in its retail Fund counterpart's comparative peer universe, as well as data showing each Fund's contribution to Columbia Threadneedle's profitability. With respect to the ETFs, the Trustees observed that each ETF's net expense ratio equaled the expense ratio of Class I of its retail Fund counterpart (or what a retail Fund counterpart's Class I would be) and, thus, was in line with the expense ratio of comparable retail open-end Funds. The Trustees observed Columbia Threadneedle's representation that the Lipper peer universes for actively-managed ETFs were not sufficiently developed and/or comparable so as to utilize them as expense peers for the Columbia ETFs.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds' performance and expenses, the reasonableness of the Funds' fee rates, the reasonableness of Columbia Threadneedle's profitability, and JDL's conclusion that the management fees being charged to each Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of each Fund is generally no higher than the median expense ratio of funds in the comparison universe of each Fund's corresponding retail Fund). Based on its review, the Board concluded that each Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to each Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing and operating the Funds. The Board took into account JDL's conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the

Annual Report 2016

COLUMBIA ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as each Fund grows and took note of the extent to which each Fund's shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for each Fund.

Annual Report 2016

COLUMBIA ETF TRUST

IMPORTANT INFORMATION ABOUT THIS REPORT

Proxy Voting Policies, Procedures and Record

A description of the Trust's proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge, by visiting columbiathreadneedleetf.com or searching the website of the Securities and Exchange Commission (the SEC) at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Annual Report 2016

This page intentionally left blank.

Annual Report 2016

Columbia ETF Trust

225 Franklin Street

Boston, MA 02110

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus, which contains this and other important information about the ETFs, visit columbiathreadneedleetf.com. Read the prospectus carefully before investing. Columbia Management Investment Advisers, LLC serves as the investment manager to the ETFs. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC, or its parent company, Ameriprise Financial, Inc.

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedleetf.com

ANN135_10_F01_(12/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Hawkins, Ms. Taunton-Rigby and Mr. Taft are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose reports to stockholders are included in this annual filing.  Three series liquidated on February 8, 2016 and the fees incurred by these series through their liquidation date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015

$22,000	$43,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015

$800	$2,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2016 and October 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015

$34,600	$15,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2016 also includes Tax Fees for agreed-upon procedures related to fund liquidations and the review of final tax returns.

During the fiscal years ended October 31, 2016 and October 31, 2015, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015

$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended October 31, 2016 and October 31, 2015, there were no Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2016 and October 31, 2015 are approximately as follows:

2016	2015

$0	$0

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. The Board’s independent Trustees, Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft are all members of the Audit Committee.

(b) Not Applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Columbia ETF Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 21, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 21, 2016